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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-3
(File No.        ) of our report dated October 14, 1996, on our audits of the financial statements and financial statement schedule of Parker Drilling Company. We also consent to the reference to our firm under the caption "Experts."

                                   COOPERS & LYBRAND L.L.P.

Tulsa, Oklahoma
March 6, 1997